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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2005

                          Savient Pharmaceuticals, Inc.
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               (Exact name of registrant as specified in charter)

          Delaware                  0-15313               13-3033811
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   (State or other juris-         (Commission            (IRS Employer
  diction of incorporation       File Number)         Identification No.)


                          One Tower Center, 14th Floor
                        East Brunswick, New Jersey 08816
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 418-9300

                                 Not applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         (a) In connection with the Company's announcement of its financial results for the quarter ended June 30, 2005, the Company determined that it had made an error in recording its reserve for returns in the first quarter of 2005. The Company determines its reserves for sales returns based, in part, on notifications received from customers advising the Company through its third-party fulfillment center of their intent to return product. After reporting the results for the quarter ended March 31, 2005, the Company through its third-party fulfillment center noted that the actual units of product returned from a single customer were significantly less than the amounts originally expected to be returned. This occurred because the customer's request was not fully understood by the returned goods coordinator at the third-party fulfillment center.

         As a result of this error, on August 8, 2005, the Audit Committee of the Company's Board of Directors concluded, in consultation with and upon the recommendation of the Company's management, that the Company should restate the financial statements in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 and the pro forma financial statements reflecting the sale of the Company's global biologics manufacturing business contained in the Company's Current Report on Form 8-K, dated July 22, 2005. The Audit Committee also determined that such statements, as well as management's assertions on internal controls in such Quarterly Report, should no longer be relied upon prior to their restatement. The Company's Audit Committee and management have discussed these matters with the Company's independent registered public accounting firm.

         The Company is also evaluating whether errors similar to those described above occurred during 2004, and if so whether a restatement of the financial statements for any period during the fiscal year ended December 31, 2004 may be required. As promptly as practicable following the completion of this evaluation, the Company intends to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and such amendments to any prior filing that the Company determines are necessary.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 12, 2005             SAVIENT PHARMACEUTICALS, INC.

                                   By: /s/ Philip K. Yachmetz
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                                       Philip K. Yachmetz
                                       Senior Vice President - Corporate
                                         Strategy, General Counsel and Secretary